SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                January 28, 1998
                                ----------------
                                (Date of Report)



                            SILVERADO GOLD MINES LTD.
                            -------------------------
             (Exact Name of Registrant as specified in its charter)



                            British Columbia, Canada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



        0-12132                                                98-0045034
------------------------                              --------------------------
(Commission File Number)                              (IRS Employer I.D. Number)


                       Suite 505, 1111 West Georgia Street
                   Vancouver, British Columbia, Canada V6E 4M3
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)



                                 (604) 689-1535
               ---------------------------------------------------
               (Registrant's telephone number including area code)

Item 9. Sales of Equity Securities Pursuant to Regulation S.

     On January 28, 1998 the Company sold 50,000 shares of Common Stock at $.17 per share to one offshore Warrant holder. The Warrants were a component of units purchased from the Company in a Regulation S offering completed in December, 1996. No commissions were paid in connection with the exercise of Warrants.

     Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 5th day of February, 1998.

                                              SILVERADO GOLD  MINES LTD.


                                              By: /s/ G. L. Anselmo
                                              ---------------------

                                              G. L. ANSELMO
                                              President, Chief Executive Officer